UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 17, 2003

                            SPIEGEL, INC.

   (Exact name of registrant as specified in its charter)


  Delaware                 0-16126             36-2593917
 (State of or other      (Commission file    (I.R.S. Employer
  jurisdiction of         number)             Identification No.)
  incorporation or
  organization)



                          3500 Lacey Road
                          Downers Grove, IL          60515-5432
       (Address of principal executive offices)      (Zip Code)

                          (630) 986-8800
       (Registrant's telephone number, including area code)

                            No Change
  (Former name or Former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

On November 17, 2003, Spiegel, Inc. ("the Company") determined to dismiss its independent auditors, KPMG LLP. This action was approved by the Company's Audit Committee and the Board of Directors was notified of the decision.

During the latest two fiscal years ended December 29, 2001 that are covered by an audit report of KPMG LLP dated February 14, 2002 except for Notes 2,3,4,5,9,11,12 and 14 which were as of January 31, 2003 and subsequent interim periods through November 17, 2003, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in their report on the financial statements.

During the latest two fiscal years ended December 29, 2001 that are covered by an audit report of KPMG LLP and subsequent interim periods through November 17, 2003, there were certain reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K), as follows:

  As previously reported, on March 7, 2003, the SEC commenced a civil proceeding against the Company in federal court in Chicago. Simultaneously with the filing of the SEC's complaint, the Company announced that it had entered into a consent and stipulation with the SEC resolving, in part, the claims asserted in the SEC action. The Company consented to the appointment of an independent examiner by the court to review its financial records since January 1, 2000. On September 5, 2003, the independent examiner report was issued and on September 12, 2003 the report was filed under separate cover of Form 8-K. The Independent Examiner's report questions, among other things, the valuation of the Company's retained interests in securitization transactions dating back to December 2000. As of the termination date of KPMG LLP, the Company continues to analyze the findings of the independent examiner's report.

  On February 25, 2003 KPMG LLP informed the Audit Committee of certain internal control deficiencies that constitute reportable conditions. These control deficiencies relate to the Company's wholly owned subsidiary, FCNB. The deficiencies relate to routine transactions and accounting estimates, policies and procedures, and account balance classifications in the financial statements. KPMG LLP had not completed the audit of the fiscal year 2002 financial statements at the time the internal control deficiency was communicated and have not reported on fiscal year 2002 as of the date of this filing.

The audit report of KPMG LLP on the consolidated financial statements of the Company as of the fiscal year ended December 29, 2001 contained a reference to the substantial doubt about the Company's ability to continue as a going concern based upon the Company's non-compliance with certain restrictive covenants in its debt agreements and non-compliance with certain provisions of agreements with the insurer of its asset-backed securitization transactions.

During the latest two fiscal years ended December 29, 2001 that are covered by an audit report of KPMG LLP and the subsequent interim periods through November 17, 2003 the Company did not consult with other auditors regarding any of the matters or events in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SPIEGEL, INC.
                                       (Registrant)

Dated:   November 24, 2003            By: /s/ James M. Brewster
                                     -------------------------
                                     James M. Brewster
                                     Senior Vice President
                                     and Chief Financial Officer
                                     (Principal Accounting and
                                      Financial Officer)

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